                                                                 Exhibit 10.10

                                        ----------------------------------------
     NORSTAN                              MASTER LEASE NO.    COMMENCEMENT DATE
     FINANCIAL SERVICES, INC.             2273-000            7-1-98
     6900 WEDGWOOD ROAD SUITE 150
     PO BOX 9003                        ----------------------------------------
     MAPLE GROVE, MN 55311                SALES REP
     PHONE: 612-420-1100
                                        ----------------------------------------


                             MASTER EQUIPMENT LEASE
     -------------------------------------------------------------------
      LESSEE
     -------------------------------------------------------------------
      NAME (CORRECT LEGAL NAME)
      LATITUDE COMMUNICATIONS
     -------------------------------------------------------------------
      ADDRESS
      2121 TASMAN DRIVE
     -------------------------------------------------------------------
      CITY                               STATE               ZIP
      SANTA CLARA                  CA                   95054
     -------------------------------------------------------------------
      LESSEE CONTACT                     PHONE NO.
      JOLYNN JOHNSSON                   (408) 988-7281
     -------------------------------------------------------------------

      MASTER TERMS AND CONDITIONS - PLEASE READ CAREFULLY BEFORE SIGNING

1. ENTIRE AGREEMENT. This Lease which includes the provisions on the reverse side hereof and any other Schedule(s) made a part hereof by the parties, constitute the entire agreement between Lessor and Lessee.

2. TERM/RENT. Upon acceptance hereof, Lessor agrees to lease to Lessee the "Equipment" indicated in the Schedule(s) to be annexed hereto for the "Basic Term" indicated on said Schedule(s). Lessee promises to pay to Lessor, or order, the aggregate Basic Rent as provided on said Schedule(s), and all other payments provided herein, in Lessor's corporate office. The Term and the first rental period and monthly payment for the Equipment will commence on the first day of the month following Lessee's acceptance of the Equipment and shall continue for the number of months indicated on said Schedule(s). In addition, Lessee shall pay to Lessor an interim rent payment equal to a prorata amount of the monthly rent payment for each day from the date of acceptance of the Equipment until the first day of the following month. The Basic Rent, shall be adjusted and increased by Lessor to cover any and all sales, use or rental taxes imposed from time to time upon Lessor, the Basic Rent, and/or the Equipment.
   Lessee understands and agrees that neither the supplier nor any marketing officer is an agent of Lessor. No such supplier nor marketing officer is authorized to alter, waive or add to any term or condition of this Lease, and no representation as to the Equipment, Lease or any other matter by any supplier or any marketing officer shall in any way affect Lessee's duty to pay Basic Rent, and/or to perform its other obligations as set forth herein. LESSEE SHALL PAY AND PERFORM THIS LEASE WITHOUT NOTICE, DEMAND, OFFSET, DEDUCTION, DEFENSE OR DEFERMENT, AND ANY CLAIMS BY LESSEE AGAINST LESSOR SHALL ONLY BE ASSERTED IN AN INDEPENDENT ACTION. THIS LEASE CANNOT BE CANCELLED OR TERMINATED BY LESSEE EXCEPT AS PROVIDED HEREIN.

3. DISCLAIMERS. LESSOR, NOT BEING THE MANUFACTURER OR SUPPLIER OF ANY OF THE EQUIPMENT, HAS NOT MADE AND DOES NOT MAKE TO LESSEE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, OR THE DELIVERY, INSTALLATION OR TIMELINESS THEREOF, NOR WITH RESPECT TO THE EQUIPMENT'S MANUFACTURE, DESIGN, CONDITION, FITNESS FOR USE, OR MERCHANTABILITY, AND ALL EQUIPMENT SHALL BE ACCEPTED AND LEASED BY LESSEE "AS IS". IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES TO LESSEE AS A RESULT OF THIS LEASING TRANSACTION. LESSEE AGREES ALL SUCH CLAIMS SHALL BE ASSERTED AND/OR SETTLED DIRECTLY WITH THE SUPPLIER(S) AND NO SUCH CLAIMS SHALL BE ASSERTED AGAINST LESSOR.

4. EQUAL OPPORTUNITY. NORSTAN shall observe its responsibilities under Executive Order 11246, as amended and the regulations at 41 CFR Parts 60-1 through 60-80, and Sections 402/503 and the regulations at 41 CFR Parts 250 and 60-741.

5. EQUIPMENT SELECTION/ORDERING/ACCEPTANCE. Lessee has selected the suppliers, type, design and quality of Equipment and hereby requests Lessor to acquire and lease the same upon the terms hereof. LESSEE ASSUMES THE RESPONSIBILITY FOR DELIVERY, INSPECTION AND ACCEPTANCE OF THE EQUIPMENT AND LESSOR SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY DELAY OR FAILURE OF DELIVERY OF SAID ORDERED EQUIPMENT. LESSEE ASSUMES ALL RISKS AND OBLIGATIONS TO ANY SUPPLIER ON ACCOUNT OF NONACCEPTANCE OF THE EQUIPMENT OR TERMINATION OF THIS LEASE. So long as Lessee is not in default, Lessee may, at its expense, enforce damage and warranty claims to its interest directly against the supplier(s), and the same shall be deemed part of the Equipment and Collateral described in Section 10 hereof.

6. LOCATION/INSPECTION. The location of the Equipment shall be as indicated hereon (or on its Schedule). The location shall not be changed without Lessor's prior written consent. Lessee shall permit Lessor, its agents, and potential purchasers of the Equipment, access at reasonable times to inspect the Equipment, and observe its use and condition.

7. LIENS AND ENCUMBRANCES. Lessee will at all times protect and defend, at its own cost and expense, the interest and priority of Lessor and keep the Equipment (and additions or attachments of Lessee thereto, if any) free and clear from any and all claims, liens and processes and other encumbrances.

8. SECURITY INTEREST. Lessor and Lessee intend this transaction to be a leasing transaction only, but to the extent, at any time or from time to time, this Lease is construed or asserted to be a transaction intended as a security, Lessor retains and/or Lessee hereby grants to Lessor a security interest in and to all the Equipment, the proceeds of any contracts, sale, assignment, lease or sub-lease thereof, any insurance proceeds, and any other rights of Lessee in and to the Equipment, the Lease and/or their proceeds. No title equity or right in or to the Equipment shall pass to Lessee except in accordance with the terms hereof. Lessee agrees that Lessor is authorized to file a copy of this Lease as a financing statement and file it or other financing statements or amendments thereto with or without the signature of Lessee with respect to any or all of the Equipment and, if Lessee's signature is required thereon by law, Lessee irrevocable appoints Lessor as Lessee's attorney-in-fact to execute any such financing statements.

9. ASSIGNMENT/SUBLEASE. Lessee shall not sell, transfer, assign, sublease, convey, encumber or pledge its interest in and to this Lease, any Schedule or the Equipment, and any such sale, transfer, assignment, sublease, conveyance, encumbrance or pledge, whether by operation of law or otherwise, without the prior written consent of Lessor, shall be void. Lessor, its successor and assigns, may sell or assign this Lease or any Lease Schedule and/or grant security interest therein or security interest in the Equipment, in whole or in part, with or without notice to Lessee. The provisions of this Lease shall be binding upon any successors and any permitted assigns of Lessor and Lessee.

              THIS LEASE IS NOT BINDING UNTIL ACCEPTED BY LESSOR

LESSEE:                                LESSOR: NORSTAN FINANCIAL SERVICES INC.
       FULL LEGAL NAME OF LESSEE

BY  /s/ Emil Wang                      BY /s/ Jeff Matson
   --------------------------             -----------------------------
          Signature                            Signature

ITS President & CEO                    ITS VP/GM
    -------------------------              ----------------------------
          Title                                Title

DATE ACCEPTED  3/30/98                 DATE ACCEPTED 7/2/98
--------------------------------------------------------------------------------

10. USE AND MAINTENANCE. Lessee, at Lessee's expense, agrees to use the Equipment in a careful and proper manner, and to comply with and conform to all federal, state, municipal, and other laws, ordinances and regulations applicable in any way to the inspection, possession, use or maintenance of the Equipment. Lessee agrees, at its expense, (1) to maintain the Equipment in top condition, ordinary wear and tear excepted, and (2) to timely repair and/or replace any failed or damaged part thereof so that the Equipment remains at all times in full repair, operating order, and safe working condition.

11. ALTERATIONS. Lessee shall, at its sole cost and expense, make all improvements, alteration, modifications, additions and attachments to the Equipment required or recommended by any Federal, State, or local governmental body or agency. Lessee shall not make any other alterations, additions, deletions or improvements to the Equipment without the prior written consent of Lessor. All such changes shall immediately be and become part of the Equipment and Collateral under this Lease.

12. LOSS/DAMAGE. Lessee shall assume and bear risk of loss and damage to the Equipment and all component parts thereof from any and every cause whatsoever, whether or not covered by insurance. No loss or damage to the Equipment or any component part thereof shall impair any obligation of Lessee under this Lease, which shall continue in full force and effect. In the event of any loss and/or damage of any kind to the Equipment, or any items(s) of Equipment, Lessee, at the option of Lessor, shall (a) place the same in first class condition and repair, or (b) replace the same with like Equipment in first class condition and repair.

13. INSURANCE. Lessee agrees to keep the Equipment insured to protect all interest of Lessor against all risks of loss and/or damage from any cause whatsoever until the earlier of (a) delivery by Lessee of possession of the Equipment to Lessor, or (b) payment by Lessee of all amounts due under the Lease. Lessee shall keep the Equipment insured in such amounts, in such forms and with such insurers satisfactory to Lessor, including, but not limited to, fire and extended coverage insurance, explosion and public liability and property damage liability. Said insurance shall cover the interest of both the Lessor and Lessee in the Equipment, and shall name Lessor as loss payee. The proceeds of said loss or damage insurance shall be payable to Lessor, but Lessor shall remit all such insurance proceeds to Lessee at such time as Lessee either (i) provides Lessor satisfactory proof that the damage has been repaired and the Equipment has been restored to good working order and condition, or (ii) the Equipment has been replaced with like Equipment in first class condition and repair. All such insurance shall provide for thirty (30) days prior written notice to Lessor of cancellation, restriction or reduction of coverage. Certificates, endorsements and copies of all policies of insurance shall be delivered to Lessor upon request.

14. NET LEASE/INDEMNITY/TAXES. This is a net lease, and Lessee hereby indemnifies Lessor against and holds Lessor harmless (on a net after tax basis) from any and all claims, (including tax claims) actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney fees, arising out of or connected with the Equipment or the delivery, use, ownership, lesae or possession thereof, or arising out of any failure by Leasee to perform or comply with any of the terms and conditions of this Lease. Lessee should be responsible for the timely payment and discharge of all license and registration fees, personal property taxes and other taxes now or hereafter imposed by any federal, state, or local government upon the Equipment whether the same be assessed to Lessor or Lessee. The indemnities contained in this paragraph shall continue in full force and effect notwithstanding the termination of this Lease, whether by expiration of time, by operation of law, or otherwise.

15. SURRENDER/HOLDOVER. Upon default, or upon earlier termination of the Lease, Lessee at its expense, and with all shipping and handling costs prepaid, shall return the Equipment in first class condition and repair, ordinary wear and tear excepted, by delivering said Equipment to Lessor's corporate office or to such other place as Lessor may specify. Lessee shall, upon demand by Lessor, pay to Lessor all amounts expended by Lessor to bring the Equipment to first class condition and repair, ordinary wear and tear excepted. This obligation of Lessee shall survive the expiration or earlier termination of this Lease. In the event of holdover after expiration of the Basic Term, Lessee shall also pay to Lessor an amount equal to the daily equivalent of the Basic Rent until the Equipment is returned to Lessor; provided that nothing herein shall be deemed to prevent Lessor, by written release, from abandoning its interest in the Equipment in place to Lessee without liability therefor.

16. NOTICES. All notices shall be in writing and sent by first class mail and shall be deemed to have been given when deposited in the U.S. mail with postage prepaid and properly addressed. The addresses of the parties shall be as indicated on this Lease or changed in accordance herewith.

17. LESSOR'S PERFORMANCE OPTION. Should Lessee fail to make any payment or to do any act as provided by this Lease, then Lessor shall have the right (but not the obligation), with or without notice to Lessee of its intention to do so and without releasing Lessee from any obligation hereunder to make or to do the same, to pay, purchase, contest or compromise any insurance premium, encumbrance, charge, tax, lien or other sum which may affect the value of the Equipment and/or Collateral. All sums so incurred or expended by Lessor shall be due and payable by Lessee to Lessor within ten (10) days of notice thereof.

18. EVENTS OF DEFAULT. The occurrence of any of the following events shall, at the option of Lessor, constitute an event of default under this Lease and/or any Schedule: (a) the nonpayment by Lessee of any Basic Rent when due; or the nonpayment by Lessee of any other sum required hereunder which nonpayment continues for a period of ten (10) days following written notice thereof from Lessor; (b) the failure of Lessee to perform or observe any other term, convenant or condition of this Lease, any Schedule or any other document, agreement or instrument executed pursuant hereto or in connection herewith which is not cured within ten (10) days after written notice thereof from Lessor; (c) Lessee ceases doing business as a going concern or commences or has commenced against it any dissolution or liquidation proceeding, is insolvent, has a trustee, receiver or custodian appointed for it or for a substantial part of its assets, makes an assignment for the benefit of creditors, is generally not paying its debts as they become due, commences or has commenced against it, or suffers, approves, acquiesces in or consents to a bankruptcy proceeding or any proceeding seeking relief by way of reorganization, arrangement or composition under any present or future statute, law or regulation; (d) Lessee attempts, incurs or suffers a major rearrangement of its debt, (e) Lessee defaults or otherwise has accelerated against in any material obligation under any credit agreement, loan agreement, conditional sales contract, lease, indenture, debenture or other instrument, or Lessee defaults under any agreement or instrument now existing or hereafter made with Lessor or with any Lessor's affiliates; (f) the breach or repudiation by any party thereto of any guaranty, subordination agreement or other agreement or instrument running in favor or Lessor obtained in connection with this Lease, or such party's dissolution, death, insolvency, or bankruptcy.

19. REMEDIES. Should any event of default occur, Lessor may, with or without, notice or demand upon Lessee, pursue and enforce, successively and/or concurrently, any one or more of the following remedies: (a) pursue its remedies under Section 18: (b) WITH OR WITHOUT RETAKING POSSESSION OF THE EQUIPMENT, with or without judicial process and without liability to Lessee therefor which is hereby expressly waived, (1) terminate the Basic Term as to the equipment, (2) accelerate all Basic Rents and cause the then worth thereof to become immediately due and payable; (3) from time to time recover from Lessee any accrued and unpaid Basic Rents and other amount owing under the terms hereof, (4) sell the Equipment at public or private sale, and recover from Lessee the difference, if any, by which the net proceeds of sale shall be less than (i) the Lessor's then applicable net investment in the Equipment and the Lease, plus (ii) the then worth to Lessor of its anticipated remaining loss of bargain, (5) lease or rent the Equipment to a third party for the account of Lessee and recover from Lessee when becoming due any deficiency between the Basic Rents provided herein, and those amounts received and receivable from such third party over the remaining Basic Term; (c) pursue any other remedy Lessor may otherwise have hereunder, at law, in equity (including specific performance) or under any statute any recover such other actual damages as may be incurred by Lessor. Lessor's pursuit and enforcement of any one or more remedy shall not be deemed an election of, or waiver by, Lessor of any other or further remedy, provided, however, Lessor shall not be entitled to duplicate relief or recovery with respect to any specific element of Lessor's damages. In addition, Lessor shall attempt in good faith to mitigate its damages, but Lessor shall not be obligated to sell or lease the Equipment, but in the event of any such sale, Lessor and its affiliates may bid upon and purchase the Equipment. Any sale or lease may be held at such place or places as are selected by Lessor, with or without having the Equipment present. Lessee agrees, at Lessor's option, to permit Lessor to lease the Equipment in place without charge or liability to Lessor, and to permit Lessor to conduct a sale or lease therefrom, and in furtherance thereof, to permit appraisers, offerees and auctioneers reasonable and timely access to view, inspect, sell, purchase and remove the Equipment. Any such sale or lease may be at wholesale or retail, in bulk or in parcels. He further agrees, upon the sale or lease of the Equipment occasioned by Lessee's default hereunder, to pay Lessor an amount equal to any and all disassembly, transportation and reinstallation costs and expenses incurred by any party with respect to redeployment of the Equipment. Lessor may accept past due payments without modifying the terms of the Lease and without waiving any further rights of Lessor.

20. INTEREST/SERVICE CHARGE. Any amounts required to be paid by Lessee pursuant to the Lease, and not paid when due shall bear interest each day at the lessor of (18%) eighteen percent per annum or the highest legal contract rate from the date when such amount was due until paid. Lessee shall also pay, as indemnity, but not as interest, an additional service charge equal to the greater of $10.00 or an amount equal to 5% of any such unpaid amounts. Nothing herein shall be deemed to require the assessment or payment of any amounts not otherwise legally recoverable by Lessor.

21. COSTS/ATTORNEY'S FEES: In the event of any actions or suits by reason of Lessee's breach of this Lease, or in connection with the enforcement of any right or remedy hereunder, Lessor employs the services of any attorney to enforce, construe or defend any of the terms of this Lease. Lessee, in addition to all other sums which Lessee may be called upon to pay under the provisions of this Lease, will pay and/or reimburse Lessor for costs of collection, other identifiable or out-of-pocket costs and expenses and any attorney's fees on account thereof reasonably incurred by Lessor.

22. APPLICABLE LAW. This Lease, and all ancillary document issued or executed pursuant hereto and the rights and obligations of the parties hereunder and thereunder shall be governed by the laws of the State of Minnesota. In the event any provision hereof shall be deemed invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect. Lessee hereby expressly and irrevocably agrees that Lessor may bring any action or claim to enforce the provisions of this Lease in the State of Minnesota and Lessee hereby irrevocably consents to personal jurisdiction in the appropriate State of Minnesota or Federal Court therein. Lessee hereby further irrevocably consents to service of process, in accordance with the provisions of the laws of the State of Minnesota. Nothing herein shall be deemed to preclude or prevent Lessor from bringing any action or claim to enforce the provisions of this Lease in any other appropriate place or forum.

23. WAIVER. No failure nor delay on the part of Lessor in the exercise of any power, right or privilege hereunder, or to object to the mode of any tendered performance shall operate as a waiver of the terms hereof, nor shall any single or partial waiver be construed to preclude future exercise by Lessor of its rights, powers and privileges.

24. MISCELLANEOUS. Time is of the essence of this Lease and each and all of its provisions. Section headings are used for convenience only and shall not otherwise affect the provisions of this Lease. THIS LEASE MAY ONLY BE AMENDED OR ALTERED BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED OFFICER OF LESSOR. ALL REPRESENTATIONS, AGREEMENTS, INDEMNITIES AND WARRANTIES OF LESSEE MADE HEREIN AND REMEDIES OF LESSOR SHALL SURVIVE TERMINATION OF THIS LEASE AND ANY SCHEDULE.